UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619810 D/FW Airport, TX (Address of Principal Executive Offices)	75261 (Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 11, 2022, the Audit Committee (“Committee”) of Thryv Holdings, Inc., a Delaware corporation (the “Company”), notified Ernst & Young LLP (“EY”) that the Committee had determined to dismiss EY as the Company’s independent registered public accounting firm effective immediately. On April 14, 2022, the Committee engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The reports of EY on the consolidated financial statements of the Company for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and subsequent interim period through April 11, 2022, there were (1) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such periods and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided a copy of the foregoing disclosures to EY prior to the date of the filing of this Form 8-K and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and subsequent interim period through April 14, 2022, neither the Company, nor anyone acting on its behalf, consulted  Grant Thornton regarding either (1) the application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission dated April 14, 2022.

104	Cover Page Interactive Data File (embedded within the online XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: April 14, 2022	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer